Consolidated Statements of Comprehensive Income (Parenthetical) (USD $) In Millions	12 Months Ended
	Apr. 30, 2011	Apr. 30, 2010	Apr. 30, 2009
Amounts related to postretirement benefit plans:
Net actuarial (loss) gain and prior service cost, tax	$ (9)	$ 46	$ 33
Reclassification to earnings, tax	(8)	(2)	(3)
Amounts related to cash flow hedges:
Net (loss) gain on hedging instruments, tax	10	7	(12)
Reclassification to earnings, tax		$ (6)	$ 4